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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 23, 2003
                                                           -------------


                         Home Loan Financial Corporation
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             (Exact name of registrant as specified in its charter)



             Ohio                        0-23927                 31-1578552
----------------------------          -------------             -------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)




                     401 Main Street, Coshocton, Ohio 43812
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (740) 622-0444
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                                    FORM 8-K


Item 7.  Financial Statements and Exhibits.

                  (a) and (b).  Not applicable.

                  (c)      Exhibits.

                           See Index to Exhibits.

Item 9.  Regulation FD Disclosure.

         The following information is being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition":

         On July 23, 2003, Home Loan Financial Corporation issued a press release regarding its earnings for the quarter and year ended June 30, 2003. The press release is attached as Exhibit 99 hereto and incorporated herein by reference.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          HOME LOAN FINANCIAL CORPORATION



                                          By: /s/ Robert C. Hamilton
                                             ----------------------------------
                                             Robert C. Hamilton, President



Date:  July 25, 2003



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                                INDEX TO EXHIBITS



  Exhibit Number                          Description
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       99             Press Release of Home Loan Financial Corporation dated
                      July 23, 2003